Exhibit 10.1

CONSENT, JOINDER AND NINTH AMENDMENT TO

LOAN AND SECURITY AGREEMENT

AND SIXTH AMENDMENT TO PLEDGE AGREEMENT

THIS CONSENT, JOINDER AND NINTH AMENDMENT TO LOAN AND SECURITY AGREEMENT AND SIXTH AMENDMENT TO PLEDGE AGREEMENT (this “Ninth Amendment”) is made as of this 6th day of May, 2016 by and among REVOLUTION LIGHTING TECHNOLOGIES, INC., a Delaware corporation (“RLT”), LUMIFICIENT CORPORATION, a Minnesota corporation (“Lumificient”), LIGHTING INTEGRATION TECHNOLOGIES, LLC, a Delaware limited liability company (“LIT”), SEESMART TECHNOLOGIES, LLC, a Delaware limited liability company (“Seesmart Tech”), RELUME TECHNOLOGIES, INC., a Delaware corporation (“Relume”), TRI-STATE LED DE, LLC, a Delaware limited liability company (“Tri-State”), VALUE LIGHTING, LLC, a Delaware limited liability company (“Value Lighting”), ALL AROUND LIGHTING, L.L.C., a Texas limited liability company (“All Around”), ENERGY SOURCE, LLC, a Rhode Island limited liability company (“Energy Source”), REVOLUTION LIGHTING – E-LIGHTING, INC., a Delaware corporation (“RLT-E-Lighting”), SEESMART, INC., a Delaware corporation (“Seesmart”), and TNT ENERGY, LLC, a Massachusetts limited liability company (“TNT Energy”, and together with RLT, Lumificient, LIT, Seesmart Tech, Relume, Tri-State, Value Lighting, All Around, Energy Source, RLT-E-Lighting, and Seesmart, singly and collectively, jointly and severally, “Borrowers” and each a “Borrower”), the Guarantors party hereto (each a “Guarantor” and collectively, jointly and severally, the “Guarantors”; and, together with the Borrowers, each an “Obligor” and collectively, jointly and severally, the “Obligors”), and BANK OF AMERICA, N.A., a national banking association (“Lender”).

W I T N E S S E T H:

WHEREAS, the Obligors (other than TNT Energy and Revolution Lighting Technologies – TNT Energy, LLC, a Delaware limited liability company and a wholly-owned subsidiary of RLT (“TNT Holdco”)) and the Lender are parties to a certain Loan and Security Agreement, dated as of August 20, 2014 (as amended, modified, supplemented or restated and in effect from time to time, collectively, the “Loan Agreement”).

WHEREAS, the Obligors (other than TNT Energy and TNT Holdco) and the Lender are parties to a certain Pledge Agreement, dated as of August 20, 2014 (as amended, modified, supplemented or restated and in effect from time to time, collectively, the “Pledge Agreement”).

WHEREAS, TNT Holdco, TNT Energy, Timothy M. Blanchard (“Blanchard”) and Theodore A. Carmone, Jr. (“Carmone”) entered into that certain Membership Interest Purchase Agreement dated as of May 2, 2016 (the “TNT MIPA”) with regard to the TNT Acquisition (as defined below), and the execution of the TNT MIPA was consented to by the Lender, subject to certain terms and conditions, pursuant to that certain Consent Letter, dated as of May 2, 2016, by and between RLT as Borrower Agent and the Lender (the “May 2nd Consent Letter”).

WHEREAS, the Obligors have advised the Lender that simultaneously with the execution of this Amendment, the Obligors intend to close the TNT Acquisition, and the Obligors have requested that the Lender issue its consent to the closing of the TNT Acquisition, as the failure of the Obligors to so obtain such prior consent of the Lender would constitute an Event of Default under the Loan Agreement.

WHEREAS, the Lender is willing to so consent to the closing of the TNT Acquisition; provided that, inter alia, that (i) TNT Energy is joined to the Loan Agreement and the other Loan Documents as a Borrower and an Obligor, (ii) TNT Holdco is joined to the Loan Agreement and the other Loan Documents as a Guarantor and an Obligor, and (iii) certain terms of the Loan Agreement and the Pledge Agreement are modified as set forth below.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Obligors and the Lender agree as follows:

1. Capitalized Terms. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Loan Agreement.

2. Consent to the Energy Source Acquisition. Pursuant to the TNT MIPA, inter alia, TNT Holdco will acquire all of the membership interests of TNT Energy (collectively, the “TNT Acquisition”). The Obligors represent and warrant to the Lender that attached to this Ninth Amendment as Exhibit “A” are true and complete, fully-executed copies of the following documents (collectively, the “TNT Material Transaction Documents”): (A) the TNT MIPA, (B) (i) that certain Promissory Note, dated as of the Ninth Amendment Effective Date, in the original principal amount of $500,000, executed and delivered by TNT Holdco, as maker, in favor of Blanchard, as payee, (ii) that certain Promissory Note, dated as of the Ninth Amendment Effective Date, in the original principal amount of $500,000, executed and delivered by TNT Holdco, as maker, in favor of Blanchard, as payee, (iii) that certain Promissory Note, dated as of the Ninth Amendment Effective Date, in the original principal amount of $500,000, executed and delivered by TNT Holdco, as maker, in favor of Carmone, as payee, and (iv) that certain Promissory Note, dated as of the Ninth Amendment Effective Date, in the original principal amount of $500,000, executed and delivered by TNT Holdco, as maker, in favor of Carmone, as payee ((i), (ii), (iii) and (iv) collectively, the “TNT Notes”), (C) that certain Employment Agreement, dated as of the date of the TNT MIPA, by and between Blanchard, as employee, and TNT Energy, as employer (the “Blanchard Employment Agreement”), (D) that certain Employment Agreement, dated as of the date of the TNT MIPA, by and between Carmone, as employee, and TNT Energy, as employer (the “Carmone Employment Agreement”), and (E) that certain Lease Agreement for the property known and identified as 407 South Street East, Unit A2, Raynham, Massachusetts by and between TNT Energy and S-Works Realty, LLC (the “Raynham Lease”). The Lender hereby consents to the TNT Acquisition, provided that each of the Conditions Precedent to Effectiveness set forth in Section 10 hereof shall be satisfied, all as determined by the Lender in its sole reasonable discretion.

3. Joinder; Grant of Security Interest. TNT Energy and TNT Holdco each hereby:

(a)	acknowledge that it has received and reviewed copies of the Loan Agreement and the other Loan Documents;

(b)	join in the execution of, and become parties to, the Loan Agreement and the other Loan Documents as a Borrower and as an Obligor, in the case of TNT Energy, and as Guarantor and an Obligor, in the case of TNT Holdco, as indicated by its respective signature below;

(c)	agree to be bound by all representations, warranties, covenants, agreements, liabilities and acknowledgments of a Borrower and as an Obligor, in the case of TNT Energy, and as Guarantor and an Obligor, in the case of TNT Holdco, under the Loan Agreement and the other Loan Documents, with the same force and effect as if it was a signatory to the Loan Agreement and the other Loan Documents and was expressly named as a Borrower and as an Obligor, in the case of TNT Energy, and as Guarantor and an Obligor, in the case of TNT Holdco;

(d)	pledge and grant to Lender, on behalf of itself and the other Secured Parties, a continuing security interest in and Lien upon all Collateral, whether now owned or hereafter acquired, and wherever located; provided, that in no event shall the Collateral include more than 65% of the voting stock of any Foreign Subsidiary;

(e)	assume and agree to perform all applicable duties and obligations as a Borrower and as an Obligor, in the case of TNT Energy, and as a Guarantor and an Obligor, in the case of TNT Holdco, under the Loan Agreement and the other Loan Documents, to the extent TNT Energy and TNT Holdco are respectively parties thereto; and

(f)	irrevocably authorize the Lender at any time and from time to time to authenticate and file in any relevant jurisdiction to file any financing statement that describes the Collateral as “all assets” or “all personal property”, or words to similar effect, and any amendments or continuations with respect to such financing statements, and ratify any action taken by the Lender before the date hereof to effect or perfect its Lien on any Collateral. TNT Energy and TNT Holdco each hereby further authorize the Lender to file filings with the United States Patent and Trademark Office and United States Copyright Office (or any successor office or any similar office in any other country) or other necessary documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the security interest granted by it hereunder in any Intellectual Property, without its signature, and naming it as a debtor and the Lender as secured party.

4. Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:

(a)	For the sake of clarity, the Obligors and the Lender hereby ratify and confirm the following amendment to the definition of “Change of Control” as contained in Section 1.1 of the Loan Agreement (Definitions), which amendment was set forth in the May 2nd Consent Letter, whereby subsection (a) thereof was amended by deleting it in its entirety and substituting the following in its stead:

“(a) Aston ceases to own and control, beneficially and of record, directly or indirectly, thirty-five percent (35%) of the Equity Interests of RLT; or”.

(b)	The definition of “Eligible Account” as contained in Section 1.1 of the Loan Agreement (Definitions) is hereby amended by adding the following new subsection (s) thereto:

“(s) it is subject to the Orbian Agreements.”

(c)	The definition of “Guarantors” as contained in Section 1.1 of the Loan Agreement (Definitions) is hereby deleted in its entirety and the following substituted in its stead:

““Guarantors”: Envirolight, Sentinel, Value Lighting Houston, Break One, RLT-ES, and TNT Holdco, and each Borrower as to each other Borrower, and each other Person that guarantees payment or performance of Obligations. Pledgor is also a non-recourse Guarantor to the extent set forth in Pledgor’s Guaranty dated as of the Third Amendment Effective Date.”

(d)	The definition of “Material Contract” as contained in Section 1.1 of the Loan Agreement (Definitions) is hereby deleted in its entirety and the following substituted in its stead:

““Material Contract”: any agreement or arrangement to which an Obligor is party (other than the Loan Documents) (a) that is deemed to be a material contract under any securities law applicable to such Person, including the Securities Act of 1933; (b) for which breach, termination, nonperformance or failure to renew would reasonably be expected to have a Material Adverse Effect; (c) that relates to Subordinated Debt, or to Permitted Debt in an aggregate amount of $250,000 or more, (d) the Tri-State Agreement, (e) the Value Lighting Merger Agreement, (f) the All Around Merger Agreement, (g) the Energy Source Material Transaction Documents, (h) the RLT-E-Lighting APA, (i) the TNT Material Transaction Documents, and (j) the Orbian Agreements.”

(e)	The definition of “Permitted Liens” as contained in Section 1.1 of the Loan Agreement (Definitions) is hereby amended by adding the following new subsections (k) and (l) thereto:

“(k) Liens against TNT Energy, not to exceed $2,000 in the aggregate, in favor of Cummings Properties, LLC as set forth in UCC financing statement No. 201307661950 filed on October 29, 2013 with the Secretary of State of the Commonwealth of Massachusetts with regard to certain collateral located at 10-T Roessler Road, Woburn, Massachusetts 01801.

(l) Liens against TNT Energy in favor of Orbian Financial Services II, LLC as set forth in UCC financing statement No. 201082093610 filed on August 9, 2010 with the Secretary of State of the Commonwealth of Massachusetts.”

(f)	The definition of “Subordinated Debt” as contained in Section 1.1 of the Loan Agreement (Definitions) is hereby deleted in its entirety and the following substituted in its stead:

““Subordinated Debt: all of the indebtedness owed by any Obligor to any Person the repayment of which is subordinated to the repayment of the Obligations pursuant to the terms of a debt subordination agreement approved by Lender in its reasonable discretion. For sake of clarity, the DPI/Epiphany Debt, the Aston Debt, the Energy Source Debt and the TNT Debt constitute Subordinated Debt.”

(g)	The provisions of Section 1.1 of the Loan Agreement (Definitions) are hereby amended by inserting the following new definitions in their applicable alphabetical orders:

““Blanchard”: as defined in the Ninth Amendment.”

““Blanchard Employment Agreement”: as defined in the Ninth Amendment.”

““Carmone”: as defined in the Ninth Amendment.”

““Carmone Employment Agreement”: as defined in the Ninth Amendment.”

““May 2nd Consent Letter”: as defined in the Ninth Amendment.”

““Ninth Amendment” means that certain Joinder, Consent and Ninth Amendment to Loan and Security Agreement, dated as of May 6, 2016, by and among the Obligors and the Lender.”

““Ninth Amendment Effective Date”: means May 6, 2016.”

““Orbian Agreements” means, collectively, (i) that certain License Agreement, dated as of June 22, 2010, by and among TNT Energy, Orbian Corp., and Orbian Financial Services II, LLC, (ii) that certain Discount Agreement, dated as of June 22, 2010, by and between TNT Energy and Orbian Financial Services II, LLC, and (iii) all documents related to, referenced in, or associated with items (i) and (ii).”

““Post-Ninth Amendment Obligations”: as defined in the Ninth Amendment.”

““Raynham Lease”: as defined in the Ninth Amendment.”

““TNT Acquisition”: as defined in the Ninth Amendment.”

““TNT Debt: means the Debt of TNT Holdco to Blanchard and Carmone, as evidenced by the TNT Notes, together with interest, costs and expenses set forth in the TNT Notes.”

““TNT Earnout Payments”: means the “Earnout Consideration” as that term is defined and utilized in Sections 1.9 and 1.10 of the TNT MIPA in effect on the Ninth Amendment Effective Date required to be paid to the Sellers (as that term is defined in the TNT MIPA) pursuant to the terms and conditions of the TNT MIPA.”

““TNT Energy”: as defined in the Ninth Amendment.”

““TNT Holdco”: as defined in the Ninth Amendment.”

““TNT Material Transaction Documents”: as defined in the Ninth Amendment.”

““TNT MIPA”: as defined in the Ninth Amendment.”

““TNT Notes”: as defined in the Ninth Amendment.”

““TNT Purchase Price” means the “Initial Purchase Price” and the as that term is defined in Section 1.2(a) of the TNT MIPA in effect on the Ninth Amendment Effective Date, which Purchase Price consists of $8,000,000 in cash, subject to the adjustments, if any, as set forth in the TNT MIPA in effect on the Ninth Amendment Effective Date.”

““TNT Payment Conditions”: means the following conditions with respect to any payment in cash of (i) adjustments, if any, to the TNT Purchase Price required to be paid after the Ninth Amendment Effective Date to the Sellers (as that term is defined in the TNT MIPA) pursuant to the terms and conditions of the TNT MIPA, including, but not limited to, the adjustments set forth in Sections 1.4 and 1.5 of the TNT MIPA, and (ii) any TNT Earnout Payments:

(a) before and after giving effect to such payment, no Event of Default shall have occurred and be continuing;

(b) before and after giving effect to such payment, Availability shall be no less than $5,000,000; and

(c) after giving effect to such payment, the proforma Fixed Charge Coverage shall be at least 1.25 to 1.0.”

(h)	Section 8.1.30 of the Loan Agreement is hereby deleted in its entirety and the following substituted in its stead:

“8.1.30. Subordinated Debt. Borrowers have delivered to Lender complete and correct copies of the DPI/Epiphany Settlement Agreement, the Aston Note, the Energy Source Note, and the TNT Notes, including all schedules and exhibits thereto. No Obligor is in default in the performance or compliance with any material provisions thereof.”

(i)	Section 9.2.7 of the Loan Agreement is hereby amended by adding the following new subsections to the end thereof:

“(u) any adjustments to the TNT Purchase Price required to be paid in cash after the Ninth Amendment Effective Date pursuant to the terms and conditions of the TNT MIPA, unless the Borrower Agent has certified to Lender within five (5) Business Days prior to the making of such payment, that the TNT Payment Conditions have been and will, immediately after said payment, be satisfied;

(v) any TNT Earnout Payments in cash, unless the Borrower Agent has certified to Lender within five (5) Business Days prior to the making of such payment, that the TNT Payment Conditions have been and will, immediately after said payment, continue to be satisfied;

(w) the TNT Debt;

(x) compensation to Blanchard under the Blanchard Employment Agreement other than regular payments of salary and expense reimbursements; and

(y) compensation to Carmone under the Carmone Employment Agreement other than regular payments of salary and expense reimbursements.”

(j)	Section 9.2.16 of the Loan Agreement is hereby deleted in its entirety and the following substituted in its stead:

“9.2.16. Affiliate Transactions. Enter into or be party to any transaction with an Affiliate, except (a) transactions expressly permitted by the Loan Documents; (b) payment of reasonable compensation to officers and employees for services actually rendered, and payment of customary directors’ fees and indemnities; (c) the Management Services Agreement; (d) the Lemoi Employment Agreement; (e) the Sliney Employment Agreement; (f) the Blanchard Employment Agreement; (g) the Carmone Employment Agreement; and (h) transactions with Affiliates in the Ordinary Course of Business (including those consummated prior to the Closing Date and shown on Schedule 9.2.17) so long as such transactions are upon fair and reasonable terms fully disclosed to Lender and no less favorable than would be obtained in a comparable arm’s-length transaction with a non-Affiliate.”

(k)	Schedule 8.1.4 to the Loan Agreement is hereby deleted in its entirety, and the amended and restated Schedule 8.1.4 to the Loan Agreement attached hereto as Exhibit “B” is hereby substituted in its stead.

5. Amendment to Pledge Agreement. The Pledge Agreement is hereby amended as follows:

(a)	Schedule III to the Pledge Agreement is hereby deleted in its entirety, and the amended and restated Schedule III to the Pledge Agreement attached hereto as Exhibit “C” is hereby substituted in its stead.

6. Post-Ninth Amendment Obligations. The Obligors hereby agree to deliver the following duly completed and executed items to the Lender by no later than May 13, 2016 or such later date(s) as reasonably agreed to by the Lender (collectively the “Post-Ninth Amendment Obligations”), all in the form and substance reasonably satisfactory to the Lender, and the Obligors further agree that any failure by the Obligors to duly and timely comply with the Post-Ninth Amendment Obligations shall constitute an Event of Default under the Loan Agreement; provided that the Obligors expressly acknowledge and agree that no Accounts or Inventory of TNT Energy or TNT Holdco can be deemed to be Eligible Accounts or Eligible Inventory (even if so otherwise qualified as Eligible Accounts or Eligible Inventory as determined by the Lender in accordance with the terms and conditions of the Loan Agreement) until each of the Post-Ninth Amendment Obligations are satisfied:

(a)	Certificates of a duly authorized officer of each of TNT Energy and TNT Holdco certifying (i) that the attached copies of such Obligor’s Organic Documents are true and complete, and in full force and effect, without amendment except as shown; (ii) that an attached copy of resolutions authorizing execution and delivery of the Ninth Amendment and all documents referenced therein and related thereto are true and complete, and that such resolutions are in full force and effect, were duly adopted, have not been amended, modified or revoked, and constitute all resolutions adopted with respect to this credit facility; and (iii) to the title, name and signature of each Person authorized to sign such documents.

(b)	Perfection Certificates for TNT Energy and TNT Holdco.

(c)	Any UCC-3 Terminations for TNT Energy and TNT Holdco as determined by the Lender to ensure that the Lender has a first priority Lien in the Collateral of TNT Energy and TNT Holdco, respectively.

(d)	Control Agreements for the Deposit Accounts and/or Securities Accounts of TNT Energy and TNT Holdco if determined by the Lender to be reasonably necessary.

(e)	Lien Waivers with respect to the locations utilized by TNT Energy and TNT Holdco. If, notwithstanding the Obligors’ commercially reasonable efforts, the Obligors are unable to timely obtain the foregoing Lien Waivers, such failure shall not constitute a Default or Event of Default, and the Lender reserves the right to institute a Rent and Charges Reserve for such location.

(f)	The Obligors’ reasonable assistance in facilitating the completion of an appraisal and field examination by the Lender with respect to the accounts receivable of TNT Energy, the results of which shall be reasonably satisfactory to the Lender; provided that, to the extent said accounts receivable are determined to be unsatisfactory in the Lender’s sole reasonable discretion, such determination shall not constitute an Event of Default; provided that any such unsatisfactory accounts shall be excluded from the definition of Eligible Accounts.

(g)	Execution and delivery by TNT Energy and TNT Holdco of Intellectual Property Security Agreements to the extent reasonably determined by the Lender to be necessary after the Lender conducts intellectual property searches of said Obligors.

(h)	Copies of policies or certificates of insurance for the insurance policies carried by TNT Energy and TNT Holdco, all in compliance with the Loan Documents, including endorsements or amendments to such policies (i) showing Lender as a lender’s loss payee or an additional insured; (ii) requiring ten (10) days prior written notice to Lender in the event of cancellation of the policy for any reason of nonpayment of premium and thirty (30) prior written notice to Lender in the event of cancellation of the policy for any other reason; and (iii) specifying that the interest of Lender shall not be impaired or invalidated by any act or neglect of such Obligor or the owner of the Property, nor by the occupation of the premises for purposes more hazardous than are permitted by the policy.

(i)	An executed written opinion of Lowenstein Sandler LLP with regard to the matters addressed in the Ninth Amendment.

(j)	An executed written opinion of Hinckley, Allen & Snyder with regard to the matters addressed in the Ninth Amendment.

(k)	Tri-Party Agreement with Orbian Financial Services II, LLC, TNT Energy and the Lender.

7. Ratification of Loan Documents. Except as specifically amended by this Amendment, all of the terms and conditions of the Loan Agreement and of each of the other Loan Documents shall remain in full force and effect. The Obligors hereby ratify, confirm, and reaffirm all of the representations, warranties and covenants contained therein. Further, the Obligors warrant and represent that no Event of Default exists, and nothing contained herein shall be deemed to constitute a waiver by the Lender of any Event of Default which may nonetheless exist as of the date hereof.

8. Breach. Without limiting the provisions of the Loan Documents, a breach of any agreement, covenant, warranty, representation or certification of the Obligors under this Amendment and/or the failure of the Obligors to perform its obligations under this Amendment shall constitute an Event of Default under the Loan Agreement.

9. Waiver. Each Obligor acknowledges, confirms and agrees that it has no claims, counterclaims, offsets, defenses or causes of action against the Lender with respect to amounts outstanding under the Loan Agreement or otherwise. To the extent such claims, counterclaims, offsets, defenses and/or causes of actions should exist, whether known or unknown, at law or in equity, each Obligor hereby WAIVES same and RELEASES the Lender from any and all liability in connection therewith.

10. Conditions Precedent to Effectiveness. This Amendment shall not be effective until each of the following conditions precedent has been fulfilled to the sole satisfaction of the Lender:

(a)	This Amendment shall have been duly executed and delivered by the respective parties hereto, and shall be in full force and effect and shall be in form and substance satisfactory to the Lender.

(b)	All action on the part of the Obligors necessary for the valid execution, delivery and performance by the Obligors of this Amendment and all other documentation, instruments, and agreements to be executed in connection herewith shall have been duly and effectively taken and evidence thereof satisfactory to the Lender shall have been provided to the Lender.

(c)	The Lender shall have received from the Obligors an amendment fee in the amount of Twenty-Seven Thousand Dollars ($27,000.00) (the “Amendment Fee”). The Amendment Fee shall be fully and irrevocably earned by the Lender upon execution of this Amendment, and is non-refundable to the Obligors.

(d)	The Lender shall have received true and correct, fully executed copies of the Energy Source Material Transaction Documents.

(e)	The Lender shall have received fully-executed (as applicable) copies of all items set forth on the Lender’s closing checklist which has been provided to the Obligors.

(f)	The Obligors shall have executed and delivered to the Lender such additional documents, instruments, and agreements as the Lender may reasonably request.

(g)	The Lender shall have completed and received satisfactory results of all Patriot Act inquiries with respect to TNT Energy and TNT Holdco.

(h)	All conditions precedent to the consummation of the TNT Acquisition as required by the TNT Material Transaction Documents shall have been satisfied or waived by the applicable parties, and the TNT Acquisition shall have been consummated in accordance with the provisions of the TNT Material Transaction Documents.

(i)	The Obligors shall have paid the cash portion of the TNT Purchase Price with funds derived solely from the proceeds derived from the issuance of Equity Interests of RLT.

(j)	In accordance with the terms and conditions of Loan Agreement, the Obligors shall pay to Lender (i) all costs and expenses of the Lender, including, without limitation, reasonable attorneys’ fees, in connection with the preparation, negotiation, execution and delivery of this Amendment and all documents related thereto and/or associated therewith, in the amount of $29,178.70, and (ii) the outstanding attorneys’ fees due prior to the Ninth Amendment Effective Date in the amount of $43,782.96.

11. Miscellaneous.

(a)	This Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. Delivery of an executed signature page of this Amendment (or any notice or agreement delivered pursuant to the terms hereof) by facsimile transmission or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof; provided that the Obligors shall deliver originals of all applicable documents referenced in this Amendment by no later than three (3) Business Days after the Ninth Amendment Effective Date.

(b)	This Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

(c)	Any determination that any provision of this Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Amendment.

(d)	THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT AND ANY DISPUTE ARISING OUT OF THE RELATIONSHIP BETWEEN THE PARTIES HERETO, WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW).

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IN WITNESS WHEREOF, the parties have executed this Amendment as a sealed instrument by their respective duly authorized officers.

LENDER:

BANK OF AMERICA, N.A.

By:	/s/ Cynthia G. Stannard
Name: Cynthia G. Stannard
Title: Sr. Vice President

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BORROWERS:

REVOLUTION LIGHTING TECHNOLOGIES, INC.

By:	/s/ James A. DePalma
Name: James A. DePalma
Title: Chief Financial Officer

LUMIFICIENT CORPORATION

By:	/s/ James A. DePalma
Name: James A. DePalma
Title: President

LIGHTING INTEGRATION TECHNOLOGIES, LLC

By:	/s/ James A. DePalma
Name: James A. DePalma
Title: President

SEESMART TECHNOLOGIES, LLC

By:	/s/ James A. DePalma
Name: James A. DePalma
Title: President

RELUME TECHNOLOGIES, INC.

By:	/s/ James A. DePalma
Name: James A. DePalma
Title: President

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TRI-STATE LED DE, LLC

By:	/s/ James A. DePalma
Name: James A. DePalma
Title: President

VALUE LIGHTING, LLC

By:	/s/ James A. DePalma
Name: James A. DePalma
Title: President

ALL AROUND LIGHTING, L.L.C.

By:	/s/ James A. DePalma
Name: James A. DePalma
Title: President

ENERGY SOURCE, LLC

By:	/s/ James A. DePalma
Name: James A. DePalma
Title: Secretary and Treasurer

REVOLUTION LIGHTING – E-LIGHTING, INC.

By:	/s/ James A. DePalma
Name: James A. DePalma
Title: President, Secretary and Treasurer

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SEESMART, INC.

By:	/s/ James A. DePalma
Name: James A. DePalma
Title: President

TNT ENERGY, LLC

By:	/s/ James A. DePalma
Name: James A. DePalma
Title: Manager

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GUARANTORS:

SENTINEL SYSTEM, LLC

By:	/s/ James A. DePalma
Name: James A. DePalma
Title: President

VALUE LIGHTING OF HOUSTON, LLC

By:	/s/ James A. DePalma
Name: James A. DePalma
Title: President of Sole Member

ENVIROLIGHT LED, LLC

By:	/s/ James A. DePalma
Name: James A. DePalma
Title: President of Sole Member

BREAK ONE NINE, INC.

By:	/s/ James A. DePalma
Name: James A. DePalma
Title: President

REVOLUTION LIGHTING TECHNOLOGIES – ENERGY SOURCE, INC.

By:	/s/ James A. DePalma
Name: James A. DePalma
Title: Secretary and Treasurer

REVOLUTION LIGHTING TECHNOLOGIES – TNT ENERGY, LLC

By:	/s/ James A. DePalma
Name: James A. DePalma
Title: Manager